October 4, 2023

BNY MELLON FUNDS TRUST
-BNY Mellon National Municipal Money Market Fund

Supplement to Current Prospectus

The following information supersedes and replaces any contrary information in the sections "Fund Summary – BNY Mellon National Municipal Money Market Fund – Principal Risks," "Fund Details – Investment Risks – Money Market Funds" and "Shareholder Guide – Buying, Selling and Exchanging Shares – Potential Restrictions on Fund Redemptions—Fees and Gates" in the fund's prospectus:

The fund may no longer impose a fee upon the sale of fund shares (a "liquidity fee") or temporarily suspend the ability to sell fund shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors.

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References to "Liquidity fee and/or redemption gate risk" as a principal risk in the sections "Fund Summary – BNY Mellon National Municipal Money Market Fund – Principal Risks" and "Fund Details – Investment Risks – Money Market Funds" in the fund's prospectus are removed.

0575S1023